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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): June 5, 2001


                              VIA NET.WORKS, INC.
            (Exact name of registrant as specified in its charter)


      Delaware                     0-29391                  84-1412512
   (State or Other             (Commission File           (IRS Employer
   Jurisdiction of                  Number)           Identification Number)
   Incorporation)


                      12100 Sunset Hills Road, Suite 110
                            Reston, Virginia 20190
              (Address of principal executive offices) (Zip Code)



      Registrant's telephone number, including area code: (703) 464-0300
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                              VIA NET.WORKS, INC.


Item 5. Other Events.

          On June 5, 2001, VIA NET.WORKS, Inc. issued a press release announcing that its Board of Directors has approved a stock repurchase plan and will spend up to $10 million to repurchase shares of its common stock from time to time, subject to market conditions, applicable legal requirements and other factors. The text of the press release is attached as Exhibit 99.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     Description.
     -----------

     (c) Exhibit.

     99 Text of press release, dated June 5, 2001, announcing VIA NET.WORKS' stock repurchase plan.

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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 6, 2001                    VIA NET.WORKS, Inc.


                                      By: /s/ Matt S. Nydell
                                          --------------------------------------
                                          Matt S. Nydell
                                          Vice President, Secretary and General
                                          Counsel

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